1 Q2 2022 July 27, 2022 Earnings Presentation Bob Biesterfeld, CEO Arun Rajan, CPO Mike Zechmeister, CFO Chuck Ives, Director of IR

Safe Harbor Statement Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; fuel price increases or decreases, or fuel shortages; competition and growth rates within the global logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight; risks associated with significant disruptions in the transportation industry; changes in relationships with existing contracted truck, rail, ocean, and air carriers; changes in our customer base due to possible consolidation among our customers; risks with reliance on technology to operate our business; cyber- security related risks; risks associated with operations outside of the United States; our ability to identify or complete suitable acquisitions; our ability to successfully integrate the operations of acquired companies with our historic operations; risks associated with litigation, including contingent auto liability and insurance coverage; risks associated with the potential impact of changes in government regulations; our ability to hire and retain a sufficient number of qualified personnel; risks associated with the changes to income tax regulations; risks associated with the produce industry, including food safety and contamination issues; the impact of war on the economy; changes to our capital structure; changes due to catastrophic events including pandemics such as COVID-19; and other risks and uncertainties detailed in our Annual and Quarterly Reports. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update such statement to reflect events or circumstances arising after such date. 2©2022 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Q2 Highlights: Record Quarterly Financial Results 3 ■ Adjusted operating margin expanded to 44.3% in NAST and 51.6% in Global Forwarding ■ Grew Truckload volume in a declining market ■ Truckload AGP per shipment improved 48% as the cost of purchased transportation declined faster than prices ■ Global Forwarding continues to deliver strong financial results from market share gains ■ Results include a $25.3M gain from a sale-leaseback of our Kansas City regional center and a $10.3M loss on foreign currency revaluation $6.8B Total Revenues +23% Y/Y $1.0B Adj. Gross Profit +38% Y/Y $470M Income from Ops. +80% Y/Y $2.67 Diluted Earnings/Share +85% Y/Y Q2 2022

Segment Highlights: Diversified, Global Suite of Services

Over half of total revenues and adjusted gross profits came from customers to whom we provide both surface transportation and global forwarding services.[1]

North American Surface Transportation (NAST)

- Adjusted gross profit (AGP) per load continued to improve in both TL and LTL
- Digital investments continue to deliver customer and carrier value and unlock growth
- Load-to-truck ratios indicate the truckload market is more balanced by historical standards
- Significant market share opportunities
- 598,000 fully automated truckload bookings w/carriers, up 107% Y/Y
- 71% of spot volume was priced through our real-time, dynamic pricing tools in Q2

+43.1%
Y/Y

Q2 2022 Adjusted Gross Profit[2]



61%
31%
8%

Global Forwarding (GF)

- Nine consecutive quarters of year-over-year growth in total revenues, AGP and operating income
- Continuing to add new commercial relationships with strategic, multi-national customers
- Continuing to make investments in technology, data and analytics and our global network

+35.9%
Y/Y

All Other & Corporate

- Robinson Fresh case volume up 8.5% in Q2
- Managed Services Q2 FUM[3] up 13% Y/Y
- Europe Surface Transportation continues to grow truckload AGP

+11.9%
Y/Y

C.H. ROBINSON

1. Measured over trailing twelve months
2. Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers.
3. FUM = Freight under Management

4

NAST Q2’22 Results by Service 5 ▪ Truckload volume up 2.0%, compared to the Cass Freight Index that reflected a 2% decline in shipments (2) ▪ Truckload AGP per shipment increased 48% due to a higher AGP per shipment on contractual volume (2) ▪ Continued to reprice contractual portfolio with focus on profitable market share ▪ LTL volume down 5.0% and AGP per order increased 37.0% (2) ▪ 598,000 fully automated truckload bookings in Q2, up 107% ▪ Added 12,300 new carriers in Q2 2Q22 2Q21%▲ Truckload (“TL”) $432.0 $286.6 50.8% Less than Truckload (“LTL”) $166.9 $128.2 30.2% Other $25.6 $21.9 17.2% Total Adjusted Gross Profits $624.6 $436.6 43.1% Adjusted Gross Profit Margin % 15.1% 12.2% 290 bps Adjusted Gross Profit (1) ($ in millions) 1. Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. 2. Growth rates are rounded to the nearest 0.5 percent.

Truckload Price and Cost Change (1)(2)(3) 6 Truckload Q2 Volume(2)(4) +2.0 % Pricing(1)(2)(3) +1.5 % Cost(1)(2)(3) -5.0 % Adjusted Gross Profit(4) +50.8% 1. Price and cost change represents YoY change for North America truckload shipments across all segments. 2. Growth rates are rounded to the nearest 0.5 percent. ■ 60% / 40% truckload contractual to transactional volume mix, up from 55% / 45% in Q2 last year ■ Average routing guide depth of 1.4 in Managed Services business vs. 1.7 in Q2 last year 3. Pricing and cost measures exclude fuel surcharges and costs. 4. Truckload volume and adjusted gross profit growth represents YoY change for NAST truckload. Yo Y % C ha ng e in P ric e an d C os t YoY Price Change YoY Cost Change 2016 2017 2018 2019 2020 2021 2022 -20% -10% 0% 10% 20% 30% 40% 50%

Truckload AGP $ per Shipment Significantly Improved 7 ■ AGP $ per Truckload Shipment reflects business performance better than AGP Margin % (1) ■ While NAST AGP Margin % has declined 20 bps compared to Q2 2020, AGP $ per Truckload Shipment has grown 59% over the same timeframe N A ST A dj us te d G ro ss P ro fit $ p er T ru ck lo ad Sh ip m en t N A ST A djusted G ross Profit M argin % NAST Adjusted Gross Profit $ per Truckload Shipment NAST Adjusted Gross Profit Margin % Average AGP $ per Truckload Shipment 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 11% 12% 13% 14% 15% 16% 17% 18% 19% 20% 1. Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers.

Global Forwarding Q2’22 Results by Service 8 2Q22 2Q21%▲ Ocean $228.1 $150.9 51.1% Air $56.1 $52.2 7.5% Customs $27.8 $25.5 9.0% Other $12.4 $10.1 22.4% Total Adjusted Gross Profits $324.4 $238.8 35.9% Adjusted Gross Profit Margin % 15.5% 16.5% (100 bps) Adjusted Gross Profit (1) ($ in millions) ▪ Ocean AGP increased due to a 47.5% increase in AGP per shipment and a 2.5% increase in shipments (2) ▪ Ocean market becoming more balanced, but rates remain elevated ▪ Air AGP increased due to a 14.0% increase in AGP per metric ton shipped,(2) partially offset by a 6.0% decline in metric tons shipped ▪ Air market stable and air cargo capacity is slowly returning ▪ Customs AGP increased due to a 10.5% increase in volume (2) 1. Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. 2. Growth rates are rounded to the nearest 0.5 percent.

All Other & Corporate Q2’22 Results 9 Robinson Fresh ▪ 8.5% increase in case volume, across all verticals (2) ▪ Increased revenue tied to integrated supply chain and technology services Managed Services ▪ AGP growth driven by new customer business, as well as growth with existing customers ▪ Total freight under management up 13% to $1.7B in Q2 (2) Other Surface Transportation ▪ 16.7% increase in Europe truckload AGP 2Q22 2Q21%▲ Robinson Fresh $35.0 $29.9 16.8% Managed Services $27.6 $26.2 5.3% Other Surface Transportation $20.0 $17.7 13.4% Total $82.6 $73.8 11.9% Adjusted Gross Profit (1) ($ in millions) 1. Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. 2. Growth rates are rounded to the nearest 0.5 percent.

Sustainable Growth Strategy 10 Optimize Processes Spend Strategically Grow Globally Scale Digitally Increase Share ■ Leverage integrated service model to grow market share and expand globally ■ Industry-leading tech, people and processes to provide best-in- class service ■ Expand modal capabilities ■ Expand Global Forwarding (“GF”) business as provider of choice for multinational customers ■ Leverage scale to capitalize on secularly growing market and unique global footprint ■ Grow capabilities and presence in key trade lanes and geographies ■ Digitize more internal tools and processes and drive down costs ■ Free customer and carrier reps’ capacity for higher- value touchpoints ■ Drive more revenue synergy across business units ■ Provide customers and carriers the digital products they value ■ Leverage data, scale and information advantage ■ Bring meaningful products, features and insights to both sides of the two- sided marketplace ■ Support organic growth by leveraging strong cash flow ■ Modernize core for future integrations ■ Complement with opportunistic M&A

Delivering Scalable Digital Solutions to Fuel Growth 11 ■ Scale capacity/procurement Build a digital carrier network that gives customers access to additional capacity ■ Scale demand generation Attract, retain and grow demand via digitally connected channels by delivering technology features that shippers value the most ■ Scale quality customer outcomes Deliver a quality customer experience grounded in better on-time outcomes powered by quality data, predictive insights and in-transit visibility ■ Scale marketplace dynamics Price, cost and match supply and demand with greater intentionality to create optimized results for customers, carriers and CHRW Creating value for the two-sided marketplace through product strategy & innovation 11

New Carrier Experiences Driving Digital Adoption

+66%
Visits per Day

+96% Y/Y
Carriers Booking Loads

+234% Y/Y
Loads Booked Digitally

107% Y/Y
Increase in Fully Automated TL Bookings

71%
of Spot Volume through Real-Time Pricing Engine


C.H. ROBINSON
NAVISPHERE CARRIER
Carrier Advantage
Find Loads
My Offers
Post Trucks
My Loads
Find Loads
Origin - Destination
Origin
e.g., City or Postal Code
Destination
e.g., City or Postal Code
100 mi
Suggested
Indianapolis, IN, US
Lebec, CA, US
North Manchester, IN, US
Santa Fe Springs, CA, US
Appleton, WI, US
Irwindale, CA, US
Janesville, WI, US
Commerce, CA, US
C.H. ROBINSON
NAVISPHERE CARRIER
PICKUP
Shipper Company
Indianapolis, IN, US
DROPOFF
Receiver Company
Lebec, CA, US
Requirements
Book (3,990 USD)
Make Offer

- Following Navisphere® Carrier enhancements in early February:
  - **Visits per day** to Navisphere Carrier® **grew 66%** from January to June
  - **Carriers booking loads** via Navisphere Carrier® **increased 96%** year-over-year in Q2
  - **Loads booked digitally by carriers increased 142%** from January to June and **234%** year-over-year in Q2
- **598,000 fully automated bookings** in NAST truckload business, a **107% increase** compared to Q2 2021; **$1.1 billion** of revenue through this digital channel
- **71% of spot truckload volume**, resulting in **$597 million** of revenue, was priced through our real-time, dynamic pricing engine in Q2

C.H. ROBINSON

12

Pillars of Our Customer Promise ■ Diversified, global suite of servicesTM - we can reliably meet all logistics services needs today and in the future ■ An information advantage driving smarter solutionsTM and better outcomes through our experience, data and scale ■ Solutions delivered through people you can rely onTM as an extension of your team ■ Technology built by and for supply chain expertsTM - tailored, market-leading solutions that drive better supply chain outcomes 13 Best-in-class solutions delivered through a global network of experts that you can rely on

Financial Performance: Record Quarterly Results 14 ■ Changes in cash flow have been driven primarily by increases in operating working capital and improvement in net income. ■ As the cost and price of purchased transportation (inclusive of fuel surcharges) come down, we expect a commensurate benefit to net operating working capital and operating cash flow.

Capital Allocation Priorities: Balanced and Opportunistic

Sustain & Drive Growth

- Prioritize high-return, close-in investments to drive organic growth
- Opportunistically use M&A to drive total shareholder return by advancing tools, services and global skillset

Optimize Balance Sheet

- Optimize Weighted Average Cost of Capital (WACC) by maintaining investment grade credit ratings
- Efficiently repatriate cash

Minimize Risk

- Maintain $600M-750M of liquid assets (cash & equivalents)
- Stagger debt maturities to reduce refinancing risk

Return Capital

- Grow dividends in alignment with long-term EBITDA
- Opportunistic approach to share buybacks
- 16.8M of share repurchase authorization remaining

Capital Distribution ($M)



Cash Dividends
Share Repurchases
$70
$135
$72
$337
$140
$286
$145
$514
Q2'21
Q2'22
2021 YTD
2022 YTD

- $409 million of cash returned to shareholders in Q2 2022, up 100%
- Q2 2022 capital distribution equates to 118% of our Q2 net income
- Uninterrupted dividends, without decline, paid for more than 20 years
- 3.2 million shares repurchased at an average price of $104.52

C.H. ROBINSON

15

2022 Strategic Priorities 16 ■ Continue driving long-term diversified growth across an intentional combination of modes, services and geographic footprint ■ Design scalable solutions by transforming our processes, accelerating the pace of development and prioritizing data integrity, in order to improve the customer and carrier experience, drive profitable growth and improve efficiency ■ Maintain a healthy financial profile and attractive margins across the business by leveraging technology advantages and competitive pricing, increasing productivity and managing costs ■ Uphold a balanced approach to capital allocation to drive growth and return capital to shareholders ■ Invest in talent and capabilities, as customers and carriers rely on our teams and digital products

17 Appendix

Q2 2022 Transportation Results(1) 18 Three Months Ended June 30 Six Months Ended June 30 $ in thousands 2022 2021 % Change 2022 2021 % Change Total Revenues $6,465,642 $5,240,448 23.4% $12,993,993 $9,800,675 32.6 % Total Adjusted Gross Profits(2) $998,768 $721,143 38.5% $1,876,895 $1,400,085 34.1 % Adjusted Gross Profit Margin % 15.4% 13.8% 160 bps 14.4% 14.3% 10 bps Transportation Adjusted Gross Profit Margin % 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 16.3% 15.3% 16.8% 19.7% 17.3% 16.4% 18.6% 15.3% 14.9% 13.5% Q2 15.4% 16.0% 17.5% 19.3% 16.2% 16.2% 18.3% 17.5% 13.8% 15.4% Q3 15.0% 16.2% 18.4% 17.6% 16.4% 16.6% 16.9% 14.4% 13.7% Q4 15.1% 15.9% 19.0% 17.2% 16.6% 17.7% 15.6% 14.3% 13.3% Total 15.4% 15.9% 17.9% 18.4% 16.6% 16.7% 17.3% 15.3% 13.8% 1. Includes results across all segments. 2. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

Q2 2022 NAST Results 191. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. Three Months Ended June 30 Six Months Ended June 30, $ in thousands 2022 2021 % Change 2022 2021 % Change Total Revenues $4,147,046 $3,585,481 15.7% $8,261,935 $6,796,904 21.6 % Total Adjusted Gross Profits(1) $624,551 $436,596 43.1% $1,130,651 $857,704 31.8 % Adjusted Gross Profit Margin % 15.1% 12.2% 290 bps 13.7% 12.6% 110 bps Income from Operations $276,499 $151,092 83.0% $458,853 $287,876 59.4 % Adjusted Operating Margin % 44.3% 34.6% 970 bps 40.6% 33.6% 700 bps Depreciation and Amortization $6,123 $6,534 (6.3) % $12,362 $13,159 (6.1) % Total Assets $3,688,215 $3,278,540 12.5% $3,688,215 $3,278,540 12.5 % Average Headcount 7,552 6,580 14.8% 7,442 6,578 13.1%

Q2 2022 Global Forwarding Results 201. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. Three Months Ended June 30 Six Months Ended June 30 $ in thousands 2022 2021 % Change 2022 2021 % Change Total Revenues $2,093,190 $1,450,794 44.3% $4,287,587 $2,606,833 64.5 % Total Adjusted Gross Profits(1) $324,443 $238,754 35.9% $646,291 $453,054 42.7 % Adjusted Gross Profit Margin % 15.5% 16.5% (100 bps) 15.1% 17.4% (230 bps) Income from Operations $167,557 $108,212 54.8% $335,195 $198,801 68.6 % Adjusted Operating Margin % 51.6% 45.3% 630 bps 51.9% 43.9% 800 bps Depreciation and Amortization $5,471 $6,276 (12.8) % $11,026 $11,925 (7.5) % Total Assets $2,851,114 $1,852,473 53.9% $2,851,114 $1,852,473 53.9 % Average Headcount 5,759 4,909 17.3% 5,690 4,832 17.8%

Q2 2022 All Other and Corporate Results 211. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Includes a $25.3 million gain on the sale and leaseback of a facility in Kansas City for Three and Six Months Ended June 30, 2022 Three Months Ended June 30 Six Months Ended June 30, $ in thousands 2022 2021 % Change 2022 2021 % Change Total Revenues $558,239 $496,451 12.4% $1,064,906 $932,858 14.2 % Total Adjusted Gross Profits(1) $82,619 $73,826 11.9% $160,867 $140,798 14.3 % Income from Operations(2) $25,609 $1,300 NM $21,091 ($2,744) NM Depreciation and Amortization $11,668 $10,127 15.2% $22,360 $21,131 5.8 % Total Assets $918,110 $775,551 18.4% $918,110 $775,551 18.4 % Average Headcount 4,582 3,916 17.0% 4,422 3,823 15.7%

Non-GAAP Reconciliations

Our adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. Adjusted gross profit margin is calculated as adjusted gross profit divided by total revenues. We believe adjusted gross profit and adjusted gross profit margin are useful measures of our ability to source, add value, and sell services and products that are provided by third parties, and we consider adjusted gross profit to be a primary performance measurement. The reconciliation of gross profit to adjusted gross profit and gross profit margin to adjusted gross profit margin are presented below:

	Three Months Ended June 30				Six Months Ended June 30,			
$ in thousands	2022		2021		2022		2021	
Revenues:								
Transportation	$6,465,642		$5,240,448		$12,993,993		$9,800,675	
Sourcing	332,833		292,278		620,435		535,920	
Total Revenues	6,798,475		5,532,726		13,614,428		10,336,595	
Costs and expenses:								
Purchased transportation and related services	5,466,874		4,519,305		11,117,098		8,400,590	
Purchased produced sourced for resale	299,988		264,245		559,521		484,449	
Direct internally developed software amortization	6,640		4,802		12,374		9,449	
Total direct costs	5,773,502		4,788,352		11,688,993		8,894,488	
Gross profit & Gross profit margin	**$1,024,973**	**15.1 %**	**$744,374**	**13.5 %**	**$1,925,435**	**14.1 %**	**$1,442,107**	**14.0 %**
Plus: Direct internally developed software amortization	6,640		4,802		12,374		9,449	
Adjusted gross profit/Adjusted gross profit margin	**$1,031,613**	**15.2 %**	**$749,176**	**13.5 %**	**$1,937,809**	**14.2 %**	**$1,451,556**	**14.0 %**

C.H. ROBINSON

22

Non-GAAP Reconciliations 23 Our adjusted operating margin is a non-GAAP financial measure calculated as operating income divided by adjusted gross profit. We believe adjusted operating margin is a useful measure of our profitability in comparison to our adjusted gross profit which we consider a primary performance metric as discussed above. The reconciliation of operating margin to adjusted operating margin is presented below: Three Months Ended June 30 Six Months Ended June 30 $ in thousands 2022 2021 2022 2021 Total Revenues $ 6,798,475 $ 5,532,726 $ 13,614,428 $ 10,336,595 Operating income 469,665 260,604 815,139 483,933 Operating margin 6.9% 4.7% 6.0% 4.7 % Adjusted gross profit $ 1,031,613 $ 749,176 $ 1,937,809 $ 1,451,556 Operating income 469,665 260,604 815,139 483,933 Adjusted operating margin 45.5% 34.8% 42.1% 33.3%

24 Thank you INVESTOR RELATIONS: Chuck Ives 952-683-2508 chuck.ives@chrobinson.com